SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

FORUM FUNDS

(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Jordan Opportunity Fund
(a series of Forum Funds)

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Jordan Opportunity Fund (the “Fund”) will be held on March 27, 2009 (“Special Meeting”). The purpose of the Special Meeting is to seek your approval for a proposed reorganization of the Fund. The Fund currently is organized as a series of Forum Funds, a registered investment company with its principal offices at Three Canal Plaza, Portland, Maine 04101. After completion of the proposed tax-free reorganization, the Fund would be a series of Professionally Managed Portfolios, a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. This proposed reorganization will not result in a change in the investment advisers to the Fund, or any change to the Fund’s investment objective and strategies. The Fund’s principal risks and investment limitations will also remain identical, except as they relate to the Fund’s concentration policies. This package contains a Proxy Statement, other information regarding the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. The proposal has been carefully reviewed by the Board of Trustees, a majority of whom are considered unaffiliated with the Fund, Windowpane Advisors, LLC (the Fund’s Adviser) and Hellman Jordan Management Company (the Fund’s Sub-Adviser). We recommend that you vote FOR the proposal.

The questions and answers on the next few pages are provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the Fund at 1-888-866-4966. Thank you for your participation in this important initiative.

Sincerely,

Michael Stolper Managing Partner Windowpane Advisors, LLC	Barbara Malone Managing Partner Windowpane Advisors, LLC

Important information to help you understand and vote on the proposal

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the Jordan Opportunity Fund (the “Target Fund”) that requires your vote.

Proposed Reorganization
Target Fund	->	Acquiring Fund
Jordan Opportunity Fund (a series of Forum Funds)		Jordan Opportunity Fund (a series of Professionally Managed Portfolios)

Q & A: QUESTIONS AND ANSWERS

Q.	What is this document and why are we sending it to you?
A.

The attached document is a proxy statement (the “Proxy Statement”), and is being provided to you by the Target Fund in connection with the solicitation of proxies to vote to approve the proposed reorganization (the “Reorganization”) at the special meeting of shareholders (“Special Meeting”). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the reorganization.

Q.	What will happen to the Fund?
A.

Subject to your approval, the Target Fund will be reorganized into the Acquiring Fund, a series of Professionally Managed Portfolios. All of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, and you, as a shareholder of the Target Fund, will receive shares of the Acquiring Fund having equivalent value to your shares of the Target Fund on the date of the Reorganization. Subsequently, the Target Fund will be liquidated and terminated. The Reorganization requires approval by the Target Fund’s shareholders.

The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization.

Q.	Why is the Target Fund reorganizing into the Acquiring Fund?
A.

The Target Fund currently operates as a series of Forum Funds. As a series of Forum Funds, the Target Fund retains various service providers who provide an array of services to all series of the Trust. These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements” ). Windowpane Advisors, LLC ( “Windowpane”), the investment adviser to the Target Fund, has determined that the Target Fund could benefit from the services currently provided to series of Professionally Managed Portfolios (“PMP”) and, therefore, has recommended that the Target Fund be reconstituted as a series of PMP. Some of the benefits Windowpane anticipates shareholders could receive include the benefit of partnering with a third-party service provider that has been in business for nearly 40 years with certain resources that may not be available from the Target Fund’s current service providers. Windowpane has represented that, for a period of at least two years after the transaction, these services will be provided to the Target Fund at an equal or lower cost under the PMP umbrella than under the Forum Funds’ umbrella.

Currently, Third Party Service Arrangements are provided to the Forum Funds by Citibank, N.A. (custody), Atlantic Fund Administration, LLC (administration, fund accounting and transfer agency), Foreside Fund Services, LLC (distribution), and Foreside Compliance Services, LLC (compliance). Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS). USBFS has been providing services to mutual funds since 1969 and currently services over 250 mutual fund complexes.

Q.	What should I know about the Acquiring Fund?
A.

Windowpane will continue to be the investment adviser to the Acquiring Fund. Similarly, Hellman Jordan Management Company, the current sub-adviser to the Target Fund will continue to be the sub-adviser to the Acquiring Fund. The Acquiring Fund will have the same investment objective and strategies as the Target Fund. The Acquiring Fund will also have the same principal risks and investment limitations (except with respect to concentration as noted below) as the Target Fund. Windowpane has represented that the Acquiring Fund will have the same or lower gross annual operating expenses as the Target Fund upon reorganization and, therefore, the costs of investing in the Acquiring Fund are expected to be the same or potentially reduced.

The primary differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, transfer agency, distribution and other general support services) to the Target Fund; (2) the Acquiring Fund will be under the PMP umbrella instead of the Forum Funds’ umbrella; and (3) the Acquiring Fund will have a different Board of Trustees than the Target Fund; and (4) whereas the concentration policy of the Target Fund restricted it from investing more than 25% of its assets in any one industry with the exception of the Acquiring Fund ’s investments in certain industries, the policy of the Acquiring Fund will restrict it from investing 25% or more of its assets in any one industry or group of related industries. You will receive Acquiring Fund shares equal in value as of the Reorganization closing date to shares of the Target Fund you hold as of such date. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization is expected to be tax-free to the Target Fund and its shareholders.

Q.	What happens if the Reorganization is not approved?
A.	If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund.
Q.	Will I be able to purchase and redeem shares and receive distributions the same way?
A.	The Reorganization will not affect your right to purchase and redeem shares and to receive distributions. 4

Q.	What action has the Board taken?
A.	After careful consideration, the Board approved the proposed Reorganization and authorized the solicitation by the Target Fund of proxies voting FOR the Reorganization.
Q.	Who bears the expenses associated with the Reorganization?
A.

A portion of the expenses associated with the proposed Reorganization will be borne by U.S. Bancorp Fund Services, LLC. Windowpane will bear the remaining expenses associated with the Reorganization. The expenses include, but are not limited to, costs relating to preparation, printing and distribution of this Proxy Statement and the registration statement, legal fees and accounting fees with respect to the Reorganization and Proxy Statement and expenses of holding the shareholder meeting and soliciting shareholder votes. The Target Fund will not incur any expenses in connection with the Reorganization. In addition, the Adviser will provide the Trustees of the Trust tail insurance in connection with the Reorganization to indemnify the Trustees to the extent that the Trustees would have been subject to indemnification under the Trust’s Trust Instrument with respect to any matters relating to the Target Fund for a two-year period following the closing of the Reorganization.

Q.	Who is Broadridge Financial Solutions, Inc.?
A.

Broadridge Financial Solutions, Inc. is a third party proxy vendor that Windowpane has engaged (at its expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?
A.

Shareholders of record of the Fund as of the close of business on January 28, 2009 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.

Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you fail to vote, the Target Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Q.	How do I place my vote and whom do I call for more information?
A.

You may vote your shares by any of the following methods: (1) call the telephone number provided on the proxy card attached to this Proxy Statement; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on March 27, 2009 and vote in person. Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Reorganization and the proposal on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

FORUM FUNDS
c/o Jordan Opportunity Fund, Three Canal Plaza, Portland, Maine 04101

Jordan Opportunity Fund
(a series of Forum Funds)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Special Meeting”) of the Jordan Opportunity Fund, a series of Forum Funds, will be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine on Friday, March 27, 2009, at 10:30 a.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.

To approve an Agreement and Plan of Reorganization under which the Jordan Opportunity Fund, a series of Forum Funds, would assign all of its assets and liabilities to the Jordan Opportunity Fund, a series of Professionally Managed Portfolios, in a tax-free reorganization; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Forum Funds Board of Trustees has fixed the close of business on January 28, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Lina Bhatnagar, Secretary

February 5, 2009

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

Jordan Opportunity Fund
(a series of Forum Funds)

TO BE HELD ON MARCH 27, 2009

     This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) to be used at the special meeting of shareholders of the Jordan Opportunity Fund, a series of the Trust (the “Target Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on Friday, March 27, 2009 at 10:30 a.m., Eastern time, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine.

     At the Special Meeting, shareholders of the Target Fund will be asked:

1.

To approve an Agreement and Plan of Reorganization under which the Target Fund would assign all of its assets and liabilities to the Jordan Opportunity Fund (“Acquiring Fund”), a series of Professionally Managed Portfolios (“PMP”), in a tax-free reorganization; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

     Shareholders of record at the close of business on the record date established as January 28, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this proxy statement and the enclosed proxy card are being mailed to Shareholders on or about February 17, 2009.

PROPOSAL – TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

A.     OVERVIEW

     At a meeting held September 22, 2008, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved a form of Agreement and Plan of Reorganization (the “Plan of Reorganization”), a copy of which is attached to this proxy statement as Appendix A. Under the Plan of Reorganization, the Target Fund, a series of the Trust, will assign all of its assets and liabilities to the Acquiring Fund, a newly organized series of PMP, in exchange for a number of Acquiring Fund shares equivalent in number and value to shares of the Target Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Target Fund shareholders so that each Target Fund shareholder would receive shares of the Acquiring Fund equivalent in number and value to the Target Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about May 15, 2009 (the “Closing Date”) (this transaction is referred to as the “Reorganization”). Like the Trust, PMP is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

     If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objective and principal investment strategies are identical to those of the Target Fund. In addition, the current investment adviser to the Target Fund, Windowpane Advisors, LLC (“Adviser”), will continue to serve as the investment adviser to the Acquiring Fund. Similarly, the current sub-adviser to the Target Fund, Hellman Jordan Management Company (“Sub-Adviser”), will continue to serve as the sub-adviser to the Acquiring Fund.

     However, there are some differences between the Funds. The Acquiring Fund will employ a different administrator, custodian, transfer agent, and distributor (“Third Party Service Arrangements”) than the administrator, custodian, transfer agent and distributor utilized by the Target Fund. In addition, none of the members of the Board of Trustees of the Trust serve on the Board of Trustees of PMP. Although the Funds will be managed in the same manner, the Acquiring Fund has different principal risk and limitation from the Target Fund with respect to the concentration of investments as described below. If approved, the Reorganization is expected to take effect on or about May 15, 2009, although the date may be adjusted in accordance with the Plan of Reorganization. The Reorganization is expected to be tax-free to the Target Fund and its shareholders.

B.     COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations

     The investment objective and principal investment strategies of the Target Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be identical. The principal risks, as well as the investment limitations and restrictions, also are identical except as they relate to the Funds’ concentration policies. Notwithstanding this difference, the Acquiring Fund will be managed the same as the Target Fund. The

Acquiring Fund is newly organized and will commence operation on the next business day after the Closing Date. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives

     The investment objective of both Funds is to seek long-term capital appreciation. The investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

     Both Funds attempt to achieve their investment objective by investing in companies that the Funds’ Sub-Adviser believes are experiencing or will experience earnings growth. The Funds are non-diversified and invest primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. The Funds are “opportunistic” and may concentrate their investments in securities and industries that the Adviser and Sub-Adviser believe are poised to experience earnings growth. The Funds may invest up to 25% of their total assets in the securities of foreign issuers. The Funds’ holdings of fixed-income securities and cash will vary, but each Fund will not invest more than 35% of its total assets in debt securities, including direct and indirect obligations of the U.S. Government. Each Fund may also invest up to 25% of its assets in U.S. debt securities that are not investment grade securities. The Funds also may invest in money market instruments and may purchase put and call options on U.S. traded stocks, currencies or security indices, sell options purchased and write “covered” call options.

The Investment Process – Purchasing Portfolio Securities

     The Adviser and Sub-Adviser believe investing in companies that are likely to grow more rapidly than the general economy can be an effective method of investing. The Sub-Adviser’s strategy begins by identifying the industry groups or sectors that it believes will respond to emerging economic trends. They seek to identify companies within those sectors that exhibit strong earnings growth with compelling relative value and strong technical patterns.

The Investment Process – Selling Portfolio Securities

     The Sub-Adviser, subject to the Adviser’s oversight, monitors the companies in the Funds’ portfolio to determine if there have been any fundamental changes in the companies. The Sub-Adviser may sell a stock if:

•	It subsequently fails to meet the Sub-Adviser’s initial investment criteria;
•	A more attractively priced company is found or if funds are needed for other purposes;
•	It becomes overvalued relative to the long-term expectation for the stock price; or
•	Views change of the individual holdings as well as the general market.

     Defensive strategies will be implemented if the Sub-Adviser believes the investment environment to be unrewarding. A decision to become defensive will consider many factors including, but not limited to:

•	Valuation;
•	Recent returns;

•	Inflation of expectations;
•	Changes in interest rates; and
•	Market breadth.

Temporary Defensive Position

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short-term fixed income securities. The Funds may also invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. During such times, the Funds may not be pursuing their investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Funds’ performance.

Principal Investment Risks

     General Risks. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are subject to the market and other risks inherent in discretionary securities investments involving stocks, bonds and other securities. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the company. In other cases, traditional banks, investment banks, broker-dealers and insurers have been forced into either liquidation or combination, while drastically increasing the volatility of their stock prices. These market conditions add significantly to the risk of short-term volatility of the Fund. Each Fund’s net asset value (“NAV”) and investment return will fluctuate based on changes in value of its portfolio securities. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. The Funds are not complete investment programs and there is no assurance that the Funds will achieve their investment objective. An investor could lose money on its investment in the Funds or the Funds could underperform other investments. The principal risks of an investment in the Funds include:

•	The stock market goes down;
•	The stock market does not recognize the value of the stocks in the Funds’ portfolios;
•	The advisers’ strategy may fail to produce the intended results; and
•	The advisers’ judgment as to the growth potential or value of a stock proves to be wrong.

     Non-Diversified Risk. The Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under Federal law. The Funds are permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Funds may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the

Funds’ overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

     Small and Medium Company Risk. The Funds may invest in companies without regard to market capitalization, including small- and medium-sized companies. Because investing in small- and medium-sized companies may have more risk than investing in larger, more established companies, an investment in the Funds may have the following additional risks:

•	The earnings and prospects of smaller companies are more volatile than those of larger companies;
•	Smaller companies may experience higher failure rates than larger companies;
•	Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
•

The trading volume of securities of smaller companies is normally lower and such securities may be less liquid than those of larger companies, which may disproportionately affect their stock prices, and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and

•	Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

     For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Funds may exhibit a higher degree of volatility than the general domestic securities market.

     Company Risk. The value of the Funds may decrease in response to the activities and financial prospects of an individual company in the Funds’ portfolios. The value of an individual company can be more volatile than the market as a whole.

     Concentration and Sector-Focus Risks. The Target Fund may invest greater than 25% of its assets in the following sectors while the Acquiring Fund may focus its assets in the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. Investing a significant portion of the Funds’ assets in one sector of the market exposes the Funds to greater market risk and potential monetary losses than if those assets were diversified among various sectors. If the Funds’ portfolios are overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Funds than a fund that is not overweighted in that sector.

     Credit Risk for Non-Investment Grade Securities. Non-investment grade debt securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities.

     Debt Securities Risk. The Funds may invest a portion of their assets in debt securities, which are subject to interest rate and credit risk. The value of most debt securities fall when interest rates rise; the longer a debt security’s maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates. The financial condition of an issuer of a security held by the Funds may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall. Holders of U.S. Government securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

     The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. The Federal Housing Finance Agency (“FHFA”) has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secure lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

     Derivatives Risk. The Funds may make substantial use of options, which are derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities. The Funds may employ these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Funds, particularly in periods of market declines.

     Portfolio Turnover Risk. The Funds may have a high turnover rate, given the inherent volatility of concentrated positions, and the historical volatility of growth stocks. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Funds’ performance. The Funds’ portfolio turnover is expected to exceed 200%.

     Foreign Securities. Because the Funds invest in foreign securities, an investment in the Funds may have the following additional risks:

•	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•

Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

•

Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Funds’ investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

•

Foreign securities and their issuers may not be subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. public companies;
•	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
•	Certain foreign brokerage commissions and custody fees may be higher than those in the United States; and
•

Dividends payable on the foreign securities contained in the Funds’ portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Funds’ shareholders.

Fundamental Limitations

     The Funds have adopted the following investment limitations which cannot be changed without shareholder approval. Each Fund may not:

     A.     Borrowing. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

     B.     Underwriting. Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

     C.     Making Loans. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are deemed not to be the making of loans.

     D.     Purchases and Sales of Real Estate. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

     E.     Purchases and Sales of Commodities. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and or from investing in securities or other instruments backed by physical commodities).

     F.     Issuance of Senior Securities. Issue senior securities except pursuant to Section 18 of the 1940 Act.

Fundamental Limitation Differences

     In addition to the above fundamental investment limitations, each Fund has adopted a different limitation with respect to the concentration of its investments.

     The Target Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund may invest more than 25% of the value of its total assets in securities of issuers principally engaged in the consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services sectors. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     The Acquiring Fund may not invest 25% or more of the value of its assets in the securities of companies engaged in any one industry or group of related industries (other than U.S. government agency and instrumentality securities).

     The Target Fund’s concentration policy permits the Target Fund to invest more than 25% of its assets in consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services sectors. The Acquiring Fund’s concentration policy does not permit the Acquiring Fund to invest more than 25% of its assets in any one industry or group of related industries. The Acquiring Fund does intend, however, to focus its investments in the same service sectors, as discussed above under “Sector-Focus Risk.”

Non-Fundamental Limitations

     The Funds have adopted the following investment limitations that may be changed without shareholder approval. Each Fund may not:

     A.     Securities of Investment Companies. Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

     B.     Short Sales. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in options are not deemed to constitute selling securities short.

     C.     Illiquid Securities. Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Funds may treat certain restricted securities as liquid pursuant to guidelines adopted by the respective Board of Trustees.

     D.     Purchases on Margin. Purchase securities on margin, except that the Funds may use short-term credit for the clearance of the Funds’ transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     E.     Borrowing. Purchase or otherwise acquire any security if the total of borrowings would exceed 5% of the value of its total assets.

     F.     Options and Futures Contracts. Write put options, except that the Funds may write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Funds will not invest in futures contracts.

     G.     Exercising Control of Issuers. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

C.     COMPARISON of FEES AND EXPENSES AND EXAMPLES

     The table of Fees and Expenses and the Examples show fees and expenses based on average net assets for the year ended December 31, 2008 rather than based on the Target Fund’s current prospectus. The Management Fee disclosed in the current prospectus remains unchanged at 1.00%. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Target Fund.

	Target Fund	Acquiring Fund
Shareholder Fees (Fees paid directly from your investment)		(Pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sale price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%	2.00%
Exchange Fee(1)	2.00%	Not applicable
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses(2)	0.47%	0.34%
Total Annual Fund Operating Expenses	1.47% (3)	1.34%(4)

(1) Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% fee. The Target Fund does not currently offer exchange privileges. The Acquiring Fund does not intend to offer exchange privileges.

(2) Other expenses include interest, custodian, transfer agency and other customary Fund expenses. Other expenses also include expenses incurred by the Fund as a result of its investment in any money market fund, ETF or other investment company held by the Funds. Shareholders indirectly bear these expenses. The expenses associated with the Funds’ investment in other investment companies are referred to as “Acquired Fund Fees and Expenses” (“AFFE”). For the fiscal year ended December 31, 2008, the Target Fund incurred AFFE totaling less than 0.01% of the Target Fund’s average daily net assets. For the Acquiring Fund, other expenses are estimated. The differences between the other expenses for the Target Fund and the Acquiring Fund result from the contractual agreements in place for the Acquiring Fund.

(3) From January 1, 2008 through March 31, 2008, the Adviser and Sub-Adviser voluntarily waived 0.50% of their fees (determined based on the average daily net assets of the Target Fund). Based on Total Annual Fund Operating Expenses of 1.47% as of December 31, 2008, this would mean that net Annual Fund Operating Expenses were approximately 1.41% for that period. Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at any time.

(4) The Adviser and Sub-Adviser plan to voluntarily waive their fees to the extent necessary to limit the Acquiring Fund’s expenses to 2.00%.  Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at any time.

Example

     This example is intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that each Fund’s total annual fund operating expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$144	$460	$798	$1,754
Acquiring Fund (Pro forma)	$136	$425	$734	$1,613

D.     PERFORMANCE INFORMATION

     The following information shows the past performance of the Target Fund. The Bar Chart and Average Annual Return Table show the variability of the returns of the Target Fund, which is one indicator of the risks of investing in the Target Fund. The Acquiring Fund has not yet commenced operations and has no performance history. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Target Fund and will adopt the financial statements and performance history of the Target Fund.

     In January 2005, a limited partnership managed by the Sub-Adviser reorganized into the Target Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Target Fund. The Target Fund’s performance for periods prior to January 2005 (“Prior Performance”) is that of the limited partnership. The limited partnership’s expenses during the periods presented were higher than the Target Fund’s expense ratio. The limited partnership was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

     Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

     Year to Date Total Returns as of December 31, 2008

     During the periods shown in the chart, the highest quarterly return was 26.28% (for the quarter ended June 30, 2003) and the lowest quarterly return was -26.01% (for the quarter ended December 31, 2008).

     The following table compares the Fund’s average annual total return as of December 31, 2008 to the Standard & Poor’s Composite 500® Index (the “S&P 500 Index”) and includes Prior Performance.

Year(s)	1 Year	5 Years	10 Years
Return Before Taxes	-37.44%	1.27%	4.96%
Return After Taxes on Distributions(1)	-37.45%	-0.15%	4.23%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-24.33%	0.69%	4.13%
S&P 500® Index(2)	-37.00%	-2.19%	-1.38%

(1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses. You cannot invest directly in an index.

E.     COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

     The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Target Fund, including telephone purchases and redemptions. Shares of the Acquiring Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase and redemption order, provided the order is received in proper form. Payment of redemption proceeds generally will be made the next business day after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts

     You can open an account and add to your account in either Fund by mailing a check or by wiring money into your account. You may also perform transactions by using the internet. The Acquiring Fund will offer the same account minimums and systematic investment plan as the Target Fund. The initial minimum and subsequent investments for each Fund and account types are summarized below:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$10,000	$500
Traditional and Roth IRA Accounts	$ 2,000	$500
Accounts with Systematic Investment Plans	$ 5,000	$250

Redemptions

     You may redeem any or all of your shares in the Target Fund or the Acquiring Fund by writing or telephoning the Target Fund or Acquiring Fund, as well as by participating in either Fund’s systematic withdrawal plan. You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

Dividends and Distributions

     The Acquiring Fund will have the same dividend and distribution policy as the Target Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Target Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund following the Reorganization.

Fiscal Year

     The Target Fund currently operates on a fiscal year ending December 31. Following the Reorganization, the Acquiring Fund will assume the financial history of the Target Fund and continue to operate on a fiscal year ending December 31 of each year.

Business Structure

     As a technical matter of law, the Trust is organized under a Delaware statute and PMP is organized under the common laws of Massachusetts. Many mutual funds in the United States use either one of these two forms of organization because they are functionally very similar, and in either case are subject to the same federal regulation. Further information about the current structure of the Trust and PMP is contained in Appendix B and in their respective governing documents and relevant state law.

F.     COMPARISON OF VALUATION PROCEDURES

     Generally, the procedures by which PMP intends to value the securities of the Acquiring Fund are very similar to the procedures used by the Trust to value the securities of the Target Fund. In all cases where a price is not readily available, and no other means are available for determining a price, both PMP and the Trust eventually turn to their fair value procedures for guidance. Applying PMP’s valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund’s NAV compared to applying the Trust’s valuation policies to the Target Fund prior to the Reorganization. Material terms and differences between the policies of PMP and the Trust are described below.

     Exchange Traded Securities. For both PMP and the Trust, securities that are traded on an exchange are valued using the last reported sales price. If a price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

     Over the Counter Securities. For both PMP and the Trust, securities that are not traded on an exchange are valued using the last reported sales price. However, if a price is not readily available, the security is priced using the mean of the last quoted closing bid and asked prices.

     Options and Futures. For PMP, options are valued at the mean. Futures contracts are valued using the last reported sales price. If prices for either options or futures contracts are not readily available, PMP will implement its fair value procedures. For the Trust, options and futures contracts are valued using the last reported sales price and then if no price is readily available, the security is priced using the mean of the bid and asked prices.

     Money Market or Short-Term Instruments. For both PMP and the Trust, money market instruments are valued at amortized cost.

     Debt Securities. For PMP, debt securities are valued using the mean between the closing bid and asked prices. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. In the absence of a price from a pricing service, PMP will implement its fair value procedures. For the Trust, securities are valued using the last reported sales price. If a price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

     Foreign Securities. For PMP, foreign securities are priced in their local currencies as of the close of the primary exchange or market. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by the pricing service. For the Trust, foreign securities are valued by translating them into U.S. dollars based on the mean of the current bid and asked prices by major banking institutions and currency dealers.

     Fair Value Determinations. For PMP, the decision to fair value a portfolio security is made by PMP’s valuation committee. The valuation committee may consider factors such as the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, and evaluation of any forces that influence the market, among others. The valuation committee reports to PMP’s Board of Trustees on a quarterly basis regarding any securities that have been fair valued.

     For the Trust, securities are valued when prices are not readily available or when, in the judgment of a fund’s adviser, the prices available do not represent the fair value of the security. Fair value procedures are also implemented when necessary for illiquid securities. The valuation committee takes into consideration many factors when fair valuing a security including, the nature and pricing history of the security, whether any dealer quotations for the security are available, and whether the same or similar securities have are held by other funds within the Trust. The valuation committee reports to the Trust’s Board on a quarterly basis regarding any securities that have been fair valued.

G.     MANAGEMENT

The Adviser

     Windowpane Advisors, L.L.C., a registered investment adviser located at 600 W. Broadway, Suite 1225, San Diego, California 92101, serves as the investment adviser to the Target Fund and will continue to serve as the investment adviser to the Acquiring Fund. The Adviser is an affiliate of Stolper & Co., Inc. (“SCI”). The Adviser’s principals, through SCI, are engaged in the business of analysis of investment managers on behalf of its clients, which include corporate retirement plans, foundations, educational institutions, charitable organizations and individuals. SCI also recommends investment management firms to all categories of clients desirous of employing a registered investment adviser for discretionary portfolio management. The Adviser and Sub-Adviser plan to voluntarily waive their fees to the extent necessary to limit the Acquiring Fund’s expenses to 2.00%. Voluntary waivers of fees and expense reimbursements may be reduced or eliminated at any time. During the last fiscal year, the Adviser received an advisory fee of 0.50% of the average daily net assets of the Target Fund. As of December 31, 2008, the Adviser’s only assets under management were those of the Target Fund, which were approximately $67 million.

The Sub-Adviser

     Hellman Jordan Management Company, a registered investment adviser located at 75 State Street, Suite 2420, Boston, Massachusetts 02109, serves as the sub-adviser to the Target Fund and will continue to serve as the sub-adviser to the Acquiring Fund. Subject to the general control of the Fund’s Board and the overall supervision and control of the Adviser, the Sub-Adviser makes decisions regarding the investment and reinvestment of Fund assets. The Sub-Adviser, founded in 1978, specializes in asset management for corporate pension plans, endowments, state and local retirement funds, foundations, unions and wealthy individuals. For advisory services provided to the Fund, the Sub-Adviser receives an advisory fee from the Adviser at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million, plus 0.60% of assets between $100 million and $250 million plus 0.75% of assets over $250 million. During the Fund’s most recent fiscal year, the Sub-Adviser’s fees amounted to 0.49% of the

Fund’s average daily net assets. As of December 31, 2008, the Sub-Adviser has approximately $300 million in assets under management.

     The Portfolio Manager of the Fund is Gerald Reid Jordan, President and Senior Portfolio Manager of the Sub-Adviser. After graduating from Harvard College, Mr. Jordan spent three years as a Position Trader for Salomon Brothers Inc in New York City before attending Harvard Business School. Upon graduation, he founded and managed Lighthouse Management, L.P., a small investment firm. He joined the Sub-Adviser in 1996 and for the past seven years has served as Senior Portfolio Manager for its separately managed accounts.

Other Service Providers

     Citibank, N.A., 388 Greenwich Street, New York, New York 10013, is custodian of the Target Fund’s investments. Atlantic Fund Administration, LLC, Three Canal Plaza, Portland, Maine 04101 acts as the Target Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, is the independent registered public accounting firm for the Target Fund and audits the financial statements and the financial highlights of the Target Fund. Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101, is the Target Fund’s Distributor.

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the Acquiring Fund’s administrator, transfer agent, and fund accountant. U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of the Acquiring Fund. Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the Acquiring Fund’s independent registered public accounting firm and will audit the financial statements and the financial highlights of the Acquiring Fund. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 will serve as the Acquiring Fund’s Distributor.

H.     CAPITALIZATION

     The following table sets forth as of December 31, 2008: (1) the unaudited capitalization of the Target Fund and the unaudited capitalization of the Acquiring Fund, and (2) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

	Net Assets (in millions)	Shares Outstanding (in millions)	Net Asset Value Per Share
Target Fund	$67.39	8.9	$7.57
Acquiring Fund	$0	$0	$0
Adjustment	--	--	--
Pro Forma of Acquiring Fund	$67.39	8.9	$7.57

I.     SUMMARY OF THE AGREEMENT and PLAN REORGANIZATION

     Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

General Plan of Reorganization

     The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and an assumption by the Acquiring Fund of all liabilities of the Target Fund. Immediately thereafter, the Target Fund will liquidate and distribute the shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Target Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Target Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of shares of the Acquiring Fund as the number of Target Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Target Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions

     The Reorganization is subject to a number of conditions set forth in the Plan of Reorganization. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and PMP. The significant conditions, neither of which is waivable, include: (a) the receipt by the Trust and PMP of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Plan of Reorganization by shareholders of the Target Fund. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Target Fund, by the Board of Trustees of the Trust or the Board of Trustees of PMP. In addition, the Plan of Reorganization may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the shareholders’ meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Fund.

J.     REASONS FOR THE REORGANIZATION

     The Target Fund currently operates as a separate series of the Trust. As a series of the Trust, the Target Fund makes use of various service providers who provide an array of services to various series of the Trust. These services include administration, accounting, transfer agency, distribution, custody, compliance, audit and legal services (“Third Party Service Arrangements”). The Adviser to the Target Fund has determined that the Target Fund can benefit from the services currently provided to series of PMP and, therefore, has recommended that the Target Fund be reconstituted as a series of PMP. The Adviser has represented that these services would be provided to the Target Fund at an equal or lower cost under the PMP umbrella than under the Trust’s umbrella. Currently, Third Party Service Arrangements are provided to the Trust by

Citibank, N.A. (custody), Atlantic Fund Administration, LLC (administration, fund accounting and transfer agency), Foreside Fund Services, LLC (distribution), and Foreside Compliance Services, LLC (compliance). Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).

     The Adviser anticipates that the Fund and its shareholders could benefit from working with established companies with lengthy business histories. For example, the Adviser expects that the longevity of USBFS and its affiliates will provide: stability in services provided to the Adviser and to Fund shareholders; access to more resources; and additional services in marketing and distributing the Fund, which ultimately could benefit shareholders. The Adviser anticipates that, with new service providers, it will be better equipped to grow the Fund through increased distribution services and that such growth ultimately could reduce the expense ratio experienced by Fund shareholders. The Board considered these representations by the Adviser. In addition, the Board considered the Adviser’s representation that the fees and expenses of the Target Fund may be reduced as a result of the Reorganization because of the equal and/or lower fees charged by USBFS and its affiliates for providing Third Party Service Arrangements for the PMP funds. The Board also considered that there will be no changes to the Adviser or Sub-Adviser or investment objective or strategies as a result of the Reorganization.

     The Board of Trustees made its decision to approve the Agreement and Plan of Reorganization after considering, among other factors, the factors discussed above and the following factors:

•	the proposed Reorganization was initiated and recommended by the Adviser;
•	the investment objectives, policies and restrictions of the Target Fund are identical to those of the Acquiring Fund;
•	the Adviser and Sub-Adviser will continue to manage the Fund;
•	the shareholders likely would not experience any tax consequences;
•	the cost of the Reorganization will not be borne by the Target Fund or its shareholders; and
•	the Reorganization will not result in the dilution of the value of the outstanding shares of the Target Fund.

     If shareholders of the Target Fund fail to approve the Reorganization, the Target Fund will not be reorganized into the Acquiring Fund and the Target Fund will continue to operate as a series of the Trust.

K.     federal income tax consequences

     As an unwaivable condition of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion of counsel to the Acquiring Fund to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and will not affect the federal tax status of Target Fund shares held before the Reorganization. Therefore, provided the Reorganization so qualifies, the Target Fund, the Acquiring Fund, and their shareholders should not recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Acquiring Fund’s shares received by each shareholder of the Target Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Target Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Target Fund’s shares exchanged must have been held as capital assets by the shareholder).

     Since its inception, the Target Fund believes it has qualified as a “regulated investment company” under the Code. Accordingly, the Target Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders. The Target Fund did not have a capital loss carry forward as of the most recent fiscal year end.

     Provided that the Reorganization so qualifies, and the Target Fund is so treated, for U.S. federal income tax purposes, generally:

•	The Target Fund will not recognize any gain or loss as a result of the Reorganization;
•

The Target Fund’s shareholders will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization;

•	The tax basis and character of the holdings for the Target Fund will be maintained when transferred to the Acquiring Fund; and
•

The Target Fund’s shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization.

     Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

L.     CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

     In connection with the Reorganization, the operations of the Acquiring Fund will be overseen by PMP’s Board of Trustees (the “PMP Board”) in a substantially similar manner as the Target Fund is overseen by the Trust’s Board of Trustees. The business of PMP is managed under the direction of the PMP Board in accordance with Governing Documents, which have been filed with the SEC. The PMP Board consists of four individuals, all of whom are Independent Trustees. The Trust’s Board of Trustees consists of four Trustees, three of whom are Independent Trustees. Pursuant to the Governing Documents of PMP, the PMP Board is responsible for the overall management of the PMP Trust, including general supervision and review of the investment activities of the Fund. The PMP Board, in turn, elects the officers of the PMP Trust (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of the PMP Trust and its separate series. The PMP Board also retains the power to conduct, operate and carry on the business of PMP and have the power to incur and pay any expenses, which, in the opinion of the PMP Board, are necessary or incidental to carry out any of PMP’s purposes. The Board of Trustees of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust. The Trustees, officers, employees and agents of PMP, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust offers the same limitation of liability to its Trustees, officers, employees and agents. The Adviser agreed to provide the Trustees of the Trust tail insurance in connection with the Reorganization to indemnify the Trustees to the extent that the Trustees would have been subject to indemnification under the Trust’s Trust Instrument with respect to any matters relating to the Target Fund for a two-year period following the closing of the Reorganization.

     Following is a list of the Trustees and executive officers of PMP and their principal occupation over the last five years.

Name, Address and Age	Position with PMP (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Acquiring Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Trustee, Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.
27

Officers of PMP
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	Not Applicable	Not Applicable
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.

Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).

				Not Applicable	Not Applicable
Elaine E. Richards (born 1968) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.

Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007), formerly, Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (1998-2004).

				Not Applicable	Not Applicable

(1)	The Trustees of PMP are not “interested persons” of PMP as defined under the 1940 Act (“Independent Trustees”).
(2)

The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Acquiring Fund. The Acquiring Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

M.     ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Investment Adviser(s)

     Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser, the Sub-Adviser or any of their respective affiliated companies.

Portfolio Transactions

     The Fund does not allocate portfolio brokerage on the basis of the sales of shares. Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines. The Fund does not execute portfolio transactions through affiliated brokers.

Voting Securities, Principal Shareholders and Management Ownership

     Shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting. As of that date, 8,885,924.778 shares of the Target Fund were outstanding. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Target Fund is deemed to be an “affiliated person” of the Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Target Fund.

     As of January 30, 2009, the Officers and Trustees of the Trust, as a group, owned less than 1% of the shares of the Fund. As of January 28, 2009, the following shareholders were considered to be either a control person or an affiliated person of the Target Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94101	23.91%	Record
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	9.34%	Record
Michael Stolper FBO Stolper Family Trust DTD 6/3/88 UAD 10/10/96 600 W Broadway, Ste 1225 San Diego, CA 92101	7.29%	Record

N.     OTHER BUSINESS

     The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

O.     SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Forum Funds, Three Canal Plaza, Portland, Maine 04101. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

P.     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Forum Funds, Three Canal Plaza, Portland, Maine 04101 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Q.     SOLICITATION OF SHAREHOLDER VOTE

     If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact Jordan Opportunity Fund at 1-888-866-4966.

     The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Broadridge Financial Solutions, Inc. Broadridge Financial Solutions, Inc. is expected to receive approximately $23,000 from the Adviser for the solicitation of proxies. The Adviser and U.S. Bancorp Fund Services, LLC will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

     All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the proposal.

R.     QUORUM AND REQUIRED VOTE FOR THE TARGET FUND

     The presence in person or by proxy of the holders of record of one-third of the shares of the Target Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. The approval of the Reorganization requires the affirmative vote of a majority of the shares voted at the Special Meeting, either in person or by proxy. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

     Abstentions and “broker non-votes” will not be counted for or against the proposal and will have no effect on the result of the vote, although they will be counted for purposes of determining whether a quorum is present. Broker non-votes are shares held in street names for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

     The closing date for the Reorganization is set to be on or about May 15, 2009, pending shareholder approval.

     For a free copy of the Target Fund’s latest annual and/or semiannual reports, call 1-800-441-7013, visit the Fund’s website at www.jordanopportunity.com, the SEC’s website at www.sec.gov or write to Jordan Opportunity Fund, P.O. Box 182218, Columbus, Ohio 43218-2218.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 28th day of January, 2009, by and between Forum Funds (“Forum”), a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Portland, Maine 04101, with respect to the Jordan Opportunity Fund, a separate series of Forum (the “Target Fund”), and Professionally Managed Portfolios (“PMP”), a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Jordan Opportunity Fund, a separate series of PMP (the “Acquiring Fund” and, collectively with the Target Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the ”Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund attributable to each class of its shares in exchange for shares of beneficial interest, no par value per share, of the corresponding class of shares of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Target Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of a class of Acquiring Fund Shares to the shareholders of the corresponding class of shares of the Target Fund and the liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     WHEREAS, the Acquiring Fund and the Target Fund are separate series of PMP and Forum, respectively, and PMP and Forum are open-end, registered management investment companies, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the Trustees of Forum have determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund’s shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND TERMINATION
OF THE TARGET FUND

     1.1     THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to deliver to the Target Fund in exchange for the net assets

Appendix A                                                                  1                           Agreement and Plan of Reorganization

attributable to each class of the Target Fund shares, a number of Acquiring Fund Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2 and (b) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

     1.2     ASSETS TO BE ACQUIRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including claims for breach of contract, violation of standards of care), of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

     The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date of such statements. The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

     The Target Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.

     1.3     LIABILITIES TO BE ASSUMED. The Target Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all remaining Liabilities of the Target Fund, whether known or unknown, contingent, accrued or otherwise.

     1.4     LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Target Fund will make a liquidating distribution, pro rata to its shareholders of record of each class of its shares (the “Target Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the corresponding class of the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and represent the respective pro rata number of Acquiring Fund Shares due such shareholders. The aggregate net asset value of the class of Acquiring Fund Shares issued pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Target Fund shares, each as determined on the Valuation Date using the valuation procedures set forth below. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund

Appendix A                                                                  2                           Agreement and Plan of Reorganization

shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. The Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

     1.5     OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Target Fund, in an amount equal in value to the NAV of the Target Fund’s shares, to be distributed to shareholders of the Target Fund.

     1.6     TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

     1.7     REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the Closing Date, and such later date on which the Target Fund is terminated.

     1.8     TERMINATION. As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

     2.1     VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Forum’s Trust Instrument and the Target Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2     VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in PMP’s Amended and Restated Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information.

     2.3     SHARES TO BE ISSUED. The number of each class of Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding class of Target Fund’s shares then outstanding. Upon the Target Fund’s liquidating distribution each holder of shares of a class of the Target Fund will receive shares of the corresponding class of an Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

     2.4     DETERMINATION OF VALUE. Except with respect to the Target Fund’s assets, which shall be valued by Atlantic Fund Administration, LLC (“Atlantic”), all computations of value shall be made by

Appendix A                                                                  3                           Agreement and Plan of Reorganization

U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The Acquiring Fund and Target Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Target Fund.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1     CLOSING DATE. Subject to the satisfaction or waiver of the conditions sets forth on Articles VI. VII and VIII of this Agreement, the closing (the “Closing”) will be on or about May 15, 2009 or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, CA 91741, or at such other time and/or place as the parties may agree.

     3.2     CUSTODIAN’S CERTIFICATE. The portfolio securities of the Target Fund shall be made available by the Target Fund to the Acquiring Fund’s custodian, for examination no later than five business days preceding the Closing Date. Citibank, N.A., as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

     3.3     EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4     TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause Atlantic, as transfer agent for the Target Fund as of the Closing Date, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Forum or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Appendix A                                                                4                           Agreement and Plan of Reorganization

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1     REPRESENTATIONS OF THE TARGET FUND. Forum and the Target Fund represent and warrant to PMP and the Acquiring Fund as follows:

     (a)     The Target Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b)     The Target Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

     (c)     The current prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d)     The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Forum’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

     (e)     The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Target Fund.

     (f)     Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein.

     (g)     The financial statements of the Target Fund for the fiscal year ended December 31, 2007, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2007 in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

     (h)     Since December 31, 2007, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

Appendix A                                                                  5                           Agreement and Plan of Reorganization

     (i)     At the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Target Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j)     The Target Fund will provide its books and records to the Acquiring Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

     (k)     All issued and outstanding shares of the Target Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Target Fund shares, and has no outstanding securities convertible into any of the Target Fund shares.

     (l)     At the Closing Date, the Target Fund will have good and valid title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

     (m)     The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n)     The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

     (o)     From the mailing of the Proxy Statement (as defined in paragraph 5.6), through the time of the meeting of the Target Fund’s Shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

     (p)     The Target Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income

Appendix A                                                                  6                           Agreement and Plan of Reorganization

or excise tax pursuant to Sections 852 or 4982 of the Code. The Target Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Target Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

     (q)     The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to the Target Fund.

    (r)     The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 1.4.

    (s)     No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Target Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

     4.2     REPRESENTATIONS OF THE ACQUIRING FUND. PMP and the Acquiring Fund represent and warrant to Forum and the Target Fund as follows:

     (a)     The Acquiring Fund is a separate series of a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

     (b)     The Acquiring Fund is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     (c)     The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

     (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of PMP’s Amended and Restated Agreement and Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e)     Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions

Appendix A                                                                  7                           Agreement and Plan of Reorganization

contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

     (f)     There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

     (g)     All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

     (h)     The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

     (i)     The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

     (j)     From the mailing of the Proxy Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by PMP with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.6), the Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

    (k)     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     (l)     No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by PMP, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by PMP, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     (m)     The Acquiring Fund intends to qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year.

     4.3     REPRESENTATIONS OF PMP. PMP represents and warrants as follows:

Appendix A                                                                  8                           Agreement and Plan of Reorganization

     (a)     PMP has filed a post-effective amendment to its registration statement on Form N-1A (“Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

     5.1     OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Target Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Target Fund.

     5.2     APPROVAL OF SHAREHOLDERS. Forum will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3     ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.4     FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.5     STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by Forum’s Treasurer.

     5.6     PREPARATION OF PROXY STATEMENT. PMP will prepare and Forum will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) under the 1934 Act, relating to the transaction contemplated by this Agreement, subject to approval of the Target Fund’s Board, which approval shall not be unreasonably withheld. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement.

     5.7     INDEMNIFICATION.

     (a)     The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and the Target Fund’s current, and former Trustees and officers (collectively, “Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

Appendix A                                                                  9                           Agreement and Plan of Reorganization

     (b)     The Target Fund (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

     6.1     All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by PMP’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

     6.2     The Target Fund shall have received on the Closing Date an opinion from Paul, Hastings, Janofsky and Walker LLP, counsel to PMP, or Massachusetts counsel, dated as of such Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points:

     (a)     PMP is a business trust validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

     (b)     PMP is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

     (c)     This Agreement has been duly authorized, executed, and delivered by PMP on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Target Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

     (d)     Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

Appendix A                                                                10                           Agreement and Plan of Reorganization

     (e)     The Proxy Statement has been filed with the SEC and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Massachusetts securities laws.

     (f)     The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of PMP’s Amended and Restated Agreement and Declaration of Trust.

     (g)     In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     In this paragraph 6.2, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

     6.3     The Registration Statement filed by PMP with the SEC to create the Acquiring Fund has been declared effective by the Commission.

     6.4     Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement or Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1     All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Target Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Target Fund’s name by Forum’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

Appendix A                                                                11                           Agreement and Plan of Reorganization

     7.2     The Acquiring Fund shall have received on the Closing Date an opinion from K&L Gates LLP, counsel to Forum, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

     (a)     Forum is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Forum Funds, and the Target Fund is a separate series of Forum constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of Forum;

     (b)     The Agreement has been duly authorized, executed and delivered on behalf of Forum and the Target Fund and is the valid and binding obligation of Forum and the Target Fund enforceable against Forum and the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

     (c)     The Target Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Target Fund will have transferred such assets to its Acquiring Fund;

     (d)     The execution and delivery of the Agreement did not, and the performance by Forum and the Target Fund of their obligations under the Agreement will not, violate the Declaration of Trust or Bylaws;

     (e)     No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Forum and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained;

     (f)     There are no legal or governmental proceedings relating to Forum or the Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Schedule 14A Proxy Statement which are not described as required;

     (g)     Forum is registered with the SEC as an investment company under the 1940 Act; and

     (h)     To the knowledge of such counsel, except as has been disclosed in writing to PMP, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Forum or any Target Fund or any of their properties or assets or any person whom Forum or any Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of Forum and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

     7.3     The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s known assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Forum.

     7.4     The Target Fund shall have furnished to the Acquiring Fund a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of the Target Fund, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

Appendix A                                                                12                           Agreement and Plan of Reorganization

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND TARGET FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1     This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with Delaware law and the provisions of Forum’s Trust Instrument and By-Laws. The Target Fund shall not be obligated to consummate this Agreement and the transactions contemplated hereby if the Target Fund has not obtained the requisite shareholder approval with respect to that Fund. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

     8.2     On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     8.3     All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any such conditions for itself.

     8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5     The Target Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

     8.6     The parties shall have received a favorable opinion of Paul, Hastings, Janofsky & Walker LLP dated as of the Closing Date and addressed to the Acquiring Fund and Target Fund, in a form reasonably satisfactory to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes with respect to the Target Fund:

Appendix A                                                                13                           Agreement and Plan of Reorganization

     (a)     The transfer of all of the Target Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund (followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders and the termination of the Target Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

     (b)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

     (c)     No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Target Fund’s Shareholders in exchange for such shareholders’ shares of the Target Fund.

     (d)     No gain or loss will be recognized by the Target Fund’s Shareholders upon the exchange of their Target Fund shares for Acquiring Fund Shares in the Reorganization.

     (e)     The aggregate tax basis for Acquiring Fund Shares received by each of the Target Fund’s Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Target Fund’s Shareholders will include the period during which the Target Fund shares exchanged therefore were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization.

     (f)     The tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

     (g)     The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Such opinion shall be based on customary assumptions and such representations as Paul, Hastings, Janofsky & Walker LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

     9.1     Except as otherwise provided for herein, Windowpane Advisors, LLC and U.S. Bancorp Fund Services, LLC, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act related to this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees for this transaction of

Appendix A                                                                14                           Agreement and Plan of Reorganization

the Target Fund’s counsel and counsel of the Target Fund’s Independent Trustees; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of Forum’s Board of Trustees relating to the transactions contemplated herein. Windowpane Advisors, LLC and U.S. Bancorp Fund Services, LLC, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

     10.1     PMP, on behalf of the Acquiring Fund, and Forum, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2     The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

     11.1     This Agreement may be terminated by the mutual agreement of PMP and Forum. In addition, either PMP or Forum may at its option terminate this Agreement at or prior to the Closing Date due to:

     (a)     a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

     (b)     a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

     (c)     a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

     11.2     In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, PMP, Forum, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

     12.1     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

Appendix A                                                                15                           Agreement and Plan of Reorganization

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

     13.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5     It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of PMP personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of PMP. The execution and delivery of this Agreement have been authorized by the Trustees of PMP on behalf of the Acquiring Fund and signed by authorized officers of PMP, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in PMP’s Amended and Restated Agreement and Declaration of Trust.

     13.6     It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of the Target Fund, as provided in the Trust Instrument of Forum. The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Target Fund and signed by authorized officers of Forum, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in Forum’s Trust Instrument.

ARTICLE XIV

CONFIDENTIALITY

     14.1     Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Fund (which

Appendix A                                                                16                          Agreement and Plan of Reorganization

approval shall not be withheld if the other Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

Appendix A                                                                17                           Agreement and Plan of Reorganization

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of the Acquiring Fund

By:__________________
Name: Robert M. Slotky
Title: President

FORUM FUNDS, on behalf of the Target Fund

By: _________________
Name: Stacy E. Hong
Title: President

U.S. BANCORP FUND SERVICES, LLC with respect to Paragraph 9.1 only

By: _________________
Name: Joe D. Redwine
Title: President

WINDOWPANE ADVISORS, LLC with respect to Paragraph 9.1 only

By: __________________
Name: Barbara Malone
Title: Managing Partner

Appendix A                                                                18                           Agreement and Plan of Reorganization

Schedule A

Shareholders of each share class of Target Fund will receive shares of the corresponding class of Acquiring Fund:

Forum Fund (Target Fund)	PMP Fund (Acquiring Fund)
Jordan Opportunity Fund	Jordan Opportunity Fund

Appendix A                                                                19                           Agreement and Plan of Reorganization

APPENDIX b

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

     The following is only a discussion of certain principal differences between the governing documents for the Forum Funds, a Delaware statutory trust (the “Trust”) of which the Target Fund is a series, and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Acquiring Fund is a series, and is not a complete description of the Trust or PMP’s governing documents.

Organization and Capital Structure

     The Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Trust Instrument (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

     The Trust’s shares of beneficial interest are issued without par value. Each DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in each DE Declaration or as specified in resolutions of the Trust’s Board of Trustees. The Trust’s series and classes are identical to those of PMP.

     PMP is a Massachusetts business trust (an “MBT”). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). Like a DST, PMP’s operations are governed by its Declaration of Trust (the “MA Declaration”) and its By-Laws (the “MA By-Laws”), both as they may have been amended from time to time. The business and affairs of PMP are managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of the Acquiring Fund have no par value. Each MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.

Meetings of Shareholders and Voting Rights

     The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board. A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares .

     The DE Declaration generally provides that each full share of a Target Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of a Target Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

     The DE Declaration provides that one-third of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

     Neither the MA Declaration nor the MA By-Laws require the Acquiring Fund to hold an annual shareholders’ meeting. Rather, PMP’s Board of Trustees decides whether and when shareholder meetings will be held.

Appendix B                                                                     1                              Comparison of Business Structure

     The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of PMP’s governing documents or by applicable law.

     The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.

Liability of Shareholders

     Consistent with the Delaware Act, the DE Declaration provides that no Target Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

     The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Acquiring Fund or the acts, obligations or affairs of PMP. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of an Acquiring Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability Among Series

     The DE Declaration also provides that each series of the Trust shall be separate and distinct from any other series of the Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Trust or any other series. Each class of a series of the Trust shall be separate and distinct from any other class of that series.

     The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of an Acquiring Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and Distributions

     The DE Declaration provides that the shareholders of any series or class of its Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees. For both MBTs and DSTs,

Appendix B                                                                      2                              Comparison of Business Structure

dividends and distributions may be paid in cash, in kind or in shares of the respective Trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective Trust’s affairs.

Election of Trustees; Terms; Removal

     Under the DE Declaration, each trustee of shall hold office for the earlier of (1) the lifetime of the Trust; or (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve. Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

     The MA Declaration provides that, each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

     There is no cumulative voting for the election of trustees of the MBTs or DSTs. The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

     The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own Disqualifying Conduct. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

     The Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

     The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The MA Declaration provides that no trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”). Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP. If any trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

     The MA Declaration provides that every person who is, or has been, a trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer: (1) for any liability to PMP or

Appendix B                                                                      3                              Comparison of Business Structure

the shareholders arising from Disqualifying Conduct; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to PMP unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

     The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Trust or any series thereof. The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

     The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

     The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed or new By-Laws may be adopted by a majority of the Trust’s Board of Trustees.

Inspection Rights

     The DE By-Laws provides that, the Trustees shall determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholder; and no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

     The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

     Under the DE Declaration, the Trust, or one of its series or classes established before May 1, 1999, may, subject to a majority shareholder vote of each series affected, sell or convey all of its assets to another trust or series or may convert all of its assets to cash and liquidate. For series or classes established after May 1, 1999, the Trustees may determine to terminate the operations of the series or class in their discretion. When the Trust or one of its series has dissolved, its Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration further provides that any remaining assets of the dissolved Trust or series shall be distributed to the shareholders, as applicable, ratably according to the number of outstanding shares of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

     The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Appendix B                                                                      4                              Comparison of Business Structure

Derivative Actions

     Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction. The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions. Neither the DE Declaration nor the MA Declaration specifically addresses derivative actions.

Appendix B                                                                      5                              Comparison of Business Structure

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
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at hand.
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
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DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

JORDAN OPPORTUNITY FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

For Against Abstain
1.	To approve an Agreement and Plan of Reorganization under which the Jordan Opportunity Fund, a series of Forum Funds, would assign all of its assets and liability to the Jordan Opportunity Fund ("PMP Jordan Fund"), a series of Professionally Managed Portfolios in exchange for shares of the PMP Jordan Fund in a tax-free reorganization.	0	0	0

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JORDAN OPPORTUNITY FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 27, 2009

This Proxy is solicited on behalf of the Board of Trustees of the Forum Funds on behalf of the Jordan Opportunity Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies Stacey E. Hong and Lina Bhatnagar (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the undersigned of the Fund at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern time, on March 27, 2009, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present.

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